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                                                                   Exhibit 10.12

                                        English Translation of Original Contract

         CONTRACT ON THE TRANSFER OF LAND USE RIGHT TO STATE-OWNED LAND

                               (FOR PLOT TRANSFER)

               MADE BY QIDONG ADMINISTRATION OF LAND AND RESOURCES


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                                        English Translation of Original Contract

         CONTRACT ON THE TRANSFER OF LAND USE RIGHT TO STATE-OWNED LAND

                   Qi Tu Zhuan Zi (___________) No. __________

                                ARTICLE 1 PARTIES

Transferor : QIDONG HUAHONG ELECTRONICS CO., LTD. (hereinafter referred to as "Party A"); and

Transferee: JIANGSU LINYANG SOLARFUN CO., LTD. (hereinafter referred to as "Party B").

This Contract on the Transfer of Land Use Right to State-owned Land (this "Contract") is executed by and between Party A and Party B for the transfer of land use right to state-owned land in accordance with the Law of the People's Republic of China (the "PRC") on Land Administration, the Law of the PRC on Administration of Urban Real Estate, the Interim Regulations of the PRC on the Grant and Transfer of Land Use Right to State-owned Land in Urban Areas and other relevant PRC laws and regulations and on the principle of equality, mutual benefit and paid transfer.

                                    ARTICLE 2

The plot of which a portion is the subject land covered under the land use right to be transferred hereunder is located in Huashi Village, Huilong Town 1.16.28 (plot number: 01-65-L0107-017). The Land Use Certificate with respect to such plot is Qi Guo Yong (2005) No. 0221. Such plot covers an area of 50,727 square meters and is intended for industrial use. The portion of such plot covered by the land use right to be transferred hereunder has an area of 24,671 square meters (the "Transferred Plot"). The location and the boundaries of the Transferred Plot are marked in the map attached hereto.

                                   ARTICLE 3

Party A hereby agrees that the ownership of the buildings on the Transferred Plot and the affixtures thereof shall be transferred to Party B together with the land use right transfer hereunder pursuant to a real estate transfer contract to be executed between the parties hereto subsequently and Party A will go through the procedures necessary for real estate title transfer with the relevant real estate administrative authorities.

                                    ARTICLE 4

The term during which Party B can use the land use right to the Transferred Plot hereunder shall be 48 years commencing from _____________ and expiring on December 23, 2054, and equal to the term of use specified in the relevant Land Use Right Grant Contract executed by Party A (the "Grant Contract") less the portion of the term of use that has elapsed.

          ARTICLE 5 TRANSFER OF THE LAND USE RIGHT AND TERMS OF PAYMENT
                            OF THE LAND TRANSFER FEE


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                                        English Translation of Original Contract

5.1 The rate of the land transfer fee for the transfer of the land use right contemplated hereunder shall be RMB185/square meter and the total amount of such land transfer fee shall be RMB4,564,154 as rounded (the "Transfer Price"). The exchange rate between RMB and any foreign currency shall be determined subject to the median rate between RMB and such foreign currency as published by the People's Bank of China on the date immediately prior to the date on which this Contract is executed.

5.2 Within _______days after this Contract is approved, Party B shall pay Party A as deposit_____% of the Transfer Price, which shall be equal to RMB________. The remaining payment of the Transfer Price in the amount of RMB_________ shall be paid off within ________days as from the date on which this Contract is approved. Where the remaining payment of the Transfer Price is to be paid by installments, the first installment [insert amount] shall be paid prior to _______________ and the second installment [insert amount] shall be paid prior to ___________.

                                    ARTICLE 6

Upon its obtaining of the land use right to the Transferred Plot hereunder, Party B shall enjoy all the rights set forth in the Grant Contract and all the exhibits thereto and all the registration documents relating thereto, and shall agree to assume corresponding obligations.

                                    ARTICLE 7

Where Party B needs to change the intended use and planning requirements of the Transferred Plot after it has obtained the land use right thereto as contemplated hereunder, it shall obtain the consent of the party who has granted Party A the land use right to the Transferred Plot and the approval from the original approval authority. In such case, a new Land Use Right Grant Contract shall be executed and the rate of the land grant fee shall be adjusted and relevant land registration procedures need to be gone through.

                                    ARTICLE 8

Within 30 days as of the date on which this Contract is approved, Party A and Party B shall apply to the relevant land administrative authorities for the registration of the transfer of land use right, and for the issuance of the new State-owned Land Use Certificate after having paid the taxes (fees) required for land transfer in accordance with relevant regulations.

                  ARTICLE 9 LIABILITIES FOR BREACH OF CONTRACT

9.1 Should Party A fail to perform this Contract, it shall pay Party B 200% of the deposit;

9.2 Should Party B fail to perform this Contract, it shall not have any right to claim a refund of the deposit; or

9.3 In case of any breach of this Contract by either party hereto, such party shall pay the other party liquidated damages in an amount of 10% of the Transfer Price and shall be liable for the actual loss arising from such breach.

                                   ARTICLE 10

Party A and Party B shall perform this Contract in accordance with the terms and agreements set forth herein. In case of any dispute between Party A and Party B hereunder, such dispute


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                                        English Translation of Original Contract

shall be resolved through negotiations. Where any dispute cannot be resolved through negotiations, the parties hereto agree that such dispute shall be referred to Nantong Arbitration Commission for resolution through arbitration (In case the parties hereto fail to agree on an arbitral body in this Contract and fail to reach a separate written agreement on arbitration, any dispute arising hereunder may be submitted to a court).

                                   ARTICLE 11

This Contract shall come into effect upon being approved by Qidong Administration of Land and Resources after being signed by the legal (authorized) representative of and being affixed with the company seal of each party hereto.

                            ARTICLE 12 MISCELLANEOUS

12.1 This Contract shall be executed in four counterparts, with each Party A and

     Party B to hold two;

12.2 This Contract shall be executed in the Administrative Services Center;

12.3 This Contract shall be executed on April 18, 2006; and

12.4 Any matter not covered hereunder may be set forth in a supplemental agreement to be executed by and between the parties hereto subsequently. Such supplemental agreement after being submitted to and approved by Qidong Administration of Land and Resources shall be attached hereto as an exhibit. Such supplemental agreement shall have equal legal force and effect.

Party A (company seal):                 Party B (company seal):
QIDONG HUAHONG ELECTRONICS CO., LTD.    JIANGSU LINYANG SOLARFUN CO., LTD.
                                        (affixed with the company seal)

Legal Representative:                   Legal Representative:


/s/ Lu Yonghua (signature)              /s/ Lu Yonghua (signature)
-------------------------------------   ----------------------------------------
Name: Lu Yonghua                        Name: Lu Yonghua


(Authorized Representative):            (Authorized Representative):


/s/ Mao Caihong (signature)
-------------------------------------   ----------------------------------------
Name: Mao Caihong

Legal Address: ______________________   Legal Address: _________________________

Bank of Deposit: ____________________   Bank of Deposit: _______________________

A/C: ________________________________   A/C: ___________________________________

Postal Code: ________________________   Postal Code: ___________________________

Telephone: __________________________   Telephone: _____________________________


          Opinions of the competent land and resources administrative authority:

          QIDONG ADMINISTRATION OF LAND AND RESOURCES (seal)
          Approved.
          April 18, 2006


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                                        English Translation of Original Contract

                        LAND USE RIGHT TRANSFER AGREEMENT

Transferor : QIDONG HUAHONG ELECTRONICS CO., LTD. (hereinafter referred to as "Party A"); and

Transferee: JIANGSU LINYANG SOLARFUN CO., LTD. (hereinafter referred to as "Party B").

After friendly negotiations, Party A and Party B hereby reach agreement as follows with respect to Party A's transfer of its land use right to the subject plot to Party B:

                     ARTICLE 1 AREA OF THE TRANSFERRED PLOT

The plot covered under the land use right to be transferred hereunder has an area of approximately 24,263 square meters (the "Transferred Plot"), subject to the area specified in the map of the transferred plot. The four boundaries of the Transferred Plot are as follows:

East boundary: the Transferred Plot extends to the east as far as to the west boundary of the North-south Central Avenue in Linyang New District of Qidong Huahong Electronics Co., Ltd.;

West boundary: the Transferred Plot extends to the west as far as to the west enclosing wall of Linyang New District of Qidong Huahong Electronics Co., Ltd.;

South boundary: the Transferred Plot extends to the south as far as to the north sideline of the road to the north of Electricity Meter Workshop in Linyang New District of Qidong Huahong Electronics Co., Ltd.; and

North boundary: the Transferred Plot extends to the north as far as to the north enclosing wall of Linyang New District of Qidong Huahong Electronics Co., Ltd..

                                    ARTICLE 2

The price for the transfer of the land use right to the Transferred Plot (the "Transfer Price") shall be subject to the valuation determined by a legal evaluation organization established under relevant PRC laws. Party B shall pay fifty percent (50%) of the Transfer Price to Party A within one week after the execution of this agreement. The remainder of the Transfer Price shall be paid to Party A in a lump-sum payment upon the issuance of the new Land Use Certificate.

                                   ARTICLE 3

Party B shall be responsible for going through relevant procedures necessary for the replacement of the Land Use Certificate at its own expense and Party A shall diligently cooperate with Party B in connection therewith.

                 ARTICLE 4 GOVERNING LAW AND DISPUTE RESOLUTION

Any dispute arising from the performance of this agreement shall be resolved through negotiations between the parties hereto. Where no settlement can be reached through negotiations, either party hereto may bring an action before a competent court.


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                                        English Translation of Original Contract

                                   ARTICLE 5

This agreement shall come into effect upon execution.

                                   ARTICLE 6

This agreement shall be executed in six counterparts, with each Party A and Party B to hold one. The remaining four counterparts will be used for going through procedures in connection with the land use right transfer contemplated hereunder.

Party A:                                Party B:
QIDONG HUAHONG ELECTRONICS CO., LTD.    JIANGSU LINYANG SOLARFUN CO., LTD.
(affixed with company seal)             (affixed with company seal)


Signed by: /s/ Lu Yonghua               Signed by: /s/ Lu Yonghua
           --------------------------              -----------------------------
Name: Lu Yonghua                        Name: Lu Yonghua
      Representative                          Representative

                                        Dated: April 8, 2006


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